10.1



     Agreement made this 13th day of November, 2002, by and among Wilmington Trust Company (the "Trustee"), a Delaware banking corporation, located at 1100 North Market Street, Wilmington, Delaware, as Trustee of American Income
Partners V-D Limited Partnership Liquidating Trust (the "Trust") and Equis Corporation (the "Manager" or "Equis").

     WHEREAS, the Trustee has been appointed to act as Liquidating Trustee of the Trust, pursuant to a "Revised Stipulation of Settlement" dated January 29, 2002, and amended June 11, 2002 (the "Settlement"), which Settlement was approved by the United States District Court for the Southern District of Florida (the "Court") in a case entitled Leonard Rosenblum et al. vs. Equis Financial Group Limited Partnership et al. in a Final Judgment and Order (the "Order") entered June 18, 2002; and

     WHEREAS, the Trust and the Trustee have entered into a Liquidating Trust Agreement dated as of July 18, 2002 (the "Liquidating Trust Agreement"); and

     WHEREAS, the Trustee has been authorized, pursuant to the Order and the Liquidating Trust Agreement to employ or contract with such persons as the Trustee may deem necessary, including a Manager to carry out the purposes of the Trust which Manager may include Equis Financial Group and its affiliates; and

     WHEREAS, the Trustee wishes to employ Equis Corporation to act, as Manager of the Trust;

     NOW THEREFORE, for good and valuable consideration and subject to the terms and provisions set forth below, the Trustee and Equis agree to the following terms and conditions:

1. The Trustee hereby appoints Equis to act as Manager of the Trust and to continue to perform the management, administrative, accounting and advisory services as may be requested by the Trustee and as were previously rendered by Equis and its affiliates on behalf of the Partnership to which the Trust is acting as Successor and the Manager agrees to perform such services for the Trust;

2. In connection with such services, Equis agrees to make available the services of
Gary D. Engle, Chief Executive Officer to act as the Trust's Chief Executive Officer and by signing below, Gary D. Engle agrees so to act.

3. In connection with such services, Equis agrees to make available the services of
Wayne E. Engle, its Corporate Vice President to act as the Trust's Chief Financial Officer and by signing below, Wayne E. Engle agrees so to act.

4. The Manager, including Gary D. Engle and Wayne E. Engle shall provide only such services as are requested by the Trustee.

5. In connection with such services as are requested by the Trustee, the Trust shall pay the Manager on the same basis as the Trust's predecessor partnership paid the Manager and its affiliates.
6.     This  Agreement  is  terminable  at  will  by  either  party.

7. Unless otherwise agreed, all notices, instructions and other communications required or permitted to be given hereunder or necessary or convenient in connection herewith shall be in writing and shall be deemed to have been duly given if delivered by hand, by telecopier (with receipt confirmed, which confirmation may be mechanical) or by reputable overnight courier, charges prepaid, addressed as follows:

If  to  Trustee:
Wilmington  Trust  Company
Rodney  Square  North
1100  North  Market  Street
Wilmington,  DE  19891-0001
Attention:  Corporate  Trust  Administration
     with  a  copy  to:
Putney  Twombly  Hall  &  Hirson,  LLP
521  Fifth  Avenue
New  York,  New  York  10175
Attention:  William  M.  Pollak,  Esq.

If  to  Manager:

     c/o  Nixon  Peabody  LLP
     101  Federal  Street
     Boston,  Massachusetts  02110-1832
     Attention:  Alexander  J.  Jordan,  Jr.

8. This Agreement and the agreements specifically referred to herein and therein constitute the entire agreement among the parties hereto, and supersede all prior agreements and understandings, oral or written, among the parties hereto with respect to the subject matter hereof or thereof.
9. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
     IN WITNESS WHEREOF, the parties have duly executed this Agreement on the day and year first above written.

EQUIS  CORPORATION

By:
                      Gary  D.  Engle
Title:   Chief  Executive  Officer


American  Income  Partners  V-D  Limited  Partnership  Liquidating  Trust

By:  WILMINGTON  TRUST  COMPANY,
Trustee

By:
Name:
Title:




AGREED  TO  WITH  RESPECT
TO  PARAGRAPH  2:

______________________________
        Gary  D.  Engle


AGREED  TO  WITH  RESPECT
TO  PARAGRAPH  3:

______________________________
        Wayne  E.  Engle


H:\WMP\Wilmington\Equis-Engagement  letter.doc